STERLING ADVERTISING, INC.
STERLING VISION OF MAIN PLACE, INC.
STERLING VISION OF HEMPSTEAD, INC.
STERLING VISION OF NORTHWAY MALL, INC.
STERLING VISION OF REGO PARK, INC.
STERLING VISION OF BATAVIA, INC.
STERLING VISION OF REGO PARK, INC.
STERLING VISION OF NORTH SHORE MART, INC.
STERLING VISION OF BAY STREET, INC.
STERLING VISION OF BRAMALEA, INC.
STERLING VISION OF HAMILTON, INC.
STERLING VISION OF LIME RIDGE, INC.
STERLING VISION OF KINGSTON, INC.
STERLING VISION OF BLUE HEN MALL, INC.
STERLING VISION, OF LANDOVER, INC.
STERLING VISION OF MONDAWMIN, INC.
STERLING VISION OF PADDOCK MALL, INC.
STERLING VISION OF METRO NORTH, INC.
STERLING VISION OF FRANKLIN MALL, INC.
STERLING VISION OF TINLEY PARK, INC.
STERLING VISION OF EAU CLAIRE, INC.
STERLING VISION OF SENECA, INC.
STERLING ROSLYN CORP.
STERLING VISION OF WALDEN, INC.
STERLING VISION OF INDEPENDENCE, INC.
STERLING VISION OF ROTTERDAM, INC.
STERLING VISION OF FRANKLIN MILLS, INC.
STERLING VISION OF NEWBURGH, INC.
STERLING VISION OF BAY RIDGE, INC.
STERLING VISION OF WESTPORT, INC.
STERLING VISION OF DUNKIRK, INC.
STERLING VISION U.S.A., INC.
STERLING VISION OF CALIFORNIA, INC.
SITE FOR SORE EYES SACRAMENTO, INC.
SITE FOR SORE EYES ADVERTISING, INC.
STERLING VISION OF POTOMAC MILLS, INC.
SITE FOR SORE EYES YUBA CITY, INC.
STERLING VISION OF WHEATON PLAZA, INC.
STERLING VISION OF MID RIVERS, INC.
SVCI REAL ESTATE, INC.
STERLING VISION OF EAST ROCKAWAY, INC.
STERLING VISION OF NEWPARK, INC.
STERLING VISION OF NANUET, INC.
STERLING VISION OF DELAFIELD, INC.
STERLING VISION OF TOMS RIVER, INC.
STERLING MANAGEMENT SERVICES, INC.
OPTI-PLEX OF NEW YORK, INC.
STERLING VISION OF ISLANDIA, INC.
STERLING VISION OF HAWTHORNE CENTER, INC.
STERLING VISION OF LEVITTOWN, INC.
STERLING VISION OF CHARLESTOWN, INC.

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STERLING VISION OF SYOSSET, INC.
STERLING VISION OF CAPITOLA, INC.
STERLING VISION OF FOX RUN, INC.
STERLING VISION OF METRO N.Y., INC.
STERLING VISION OF BRUNSWICK, INC.
STERLING VISION OF ROSYLN, INC.
INSIGHT LASER CENTERS, INC.
INSIGHT LASER CENTERS, N.Y.I, INC.
INSIGHT LASER CENTERS NEW YORK II, LTD.
INSIGHT LASER CENTER N.C. II, INC.
STERLING VISION OF EAST MADISON, INC.
STERLING VISION OF HAGERSTOWN, INC.
STERLING BRYANT II CORP.
VISIONCARE OF CALIFORNIA
STERLING VISION OF WHITE FLINT, INC.
STERLING VISION OF CAMBRIDGE SQUARE, INC.
STERLING VISION OF CAPE GIRARDEAU, INC.
STERLING VISION OF EDISON, INC.
STERLING VISION BOS, INC.
STERLING VISION OF NAPA, INC.
STERLING VISION OF LOS GATOS, INC.
STERLING VISION OF PRINCE GEORGES PLAZA, INC.
STERLING VISION OF TRACY, INC.
STERLING VISION OF COLUMBUS MILLS, INC.
STERLING VISION OF ONTARIO MILLS, INC.
STERLING VISION OF GREEN ACRES, INC.
STERLING VISION OF M.V., INC.
STERLING VISION OF SOUTHPARK, INC.
STERLING VISION OF NORTHPARK, INC.
STERLING VISION OF BREA, INC.
STERLING VISION OF BLASDELL, INC.
STERLING VISION OF SOUTHDALE, INC.
STERLING VISION DKM, INC.
STERLING VISION OF WESTMINSTER, INC.
STERLING VISION OF FAIR OAKS, INC.
STERLING VISION OF NEWPORT BEACH, INC.
STERLING VISION OF FULTON ST., INC.
STERLING VISION DKM ADVERTISING, INC.
720 MARKET STREET REALTY CORPORATION
STERLING VISION OF SACRAMENTO, INC.
STERLING VISION OF FARGO, INC.
STERLING VISION OF 1900 BROADWAY, INC.
STERLING VISION OF ANAHEIM, INC.
STERLING VISION OF EASTLAND, INC.
STERLING VISION OF GASTONIA, INC.
STERLING VISION OF KIRKWOOD MALL, INC.
STERLING VISION OF BLUEFIELD, INC.
STERLING VISION OF GREEN BAY, NC.
STERLING VISION OF KENNEDY BLVD., INC.
STERLING VISION OF WEST BEND, INC.
STERLING VISION OF WEST MADISON, INC.

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STERLING VISION DKM OF SHEBOYGAN, INC.
STERLING VISION OF KENOSHA, INC.
STERLING VISION OF HAMPTON, INC.
STERLING VISION OF FORESTVILLE, INC.
STERLING VISION OF FOND DU LAC, INC.
STERLING VISION OF FNR, INC.
STERLING VISION OF MINOT, INC.
STERLING LABORATORIES, INC.
STERLING VISION OF BASHFORD MANOR, INC.
STERLING VISION OF RIVERSIDE, INC.
STERLING VISION OF NILES, INC.
STERLING VISION OF THOUSAND OAKS, INC.
STERLING VISION OF PALISADES, INC.
STERLING VISION OF DULLES, INC.
STERLING VISION OF LIGHT STREET, INC.
STERLING VISION OF PENN CENTER, INC.
SINGER SPECS ADVERTISING, INC.
STERLING VISION OF COLLINGTON PLAZA, INC.
INSIGHT TOTAL MANAGED CARE, INC.
STERLING VISION OF 78TH STREET, INC.
STERLING VISION OF DENVER, INC.
INSIGHT IPA OF NEW YORK, INC.
INSIGHT AMSURG CENTERS, INC.
STERLING VISION OF JERSEY GARDENS, INC.
STERLING VISION OF SHOPPINGTOWN, INC.
STERLING VISION OF CAMP HILL, INC.
STERLING VISION OF GREAT NORTHERN, INC.
STERLING VISION OF 125TH STREET, INC.
STERLING VISION OF THE FALLS, INC.
STERLING VISION OF OWINGS MILLS, INC.
STERLING VISION OF MACARTHUR CENTER, INC.
STERLING VISION OF MONTGOMERY, INC.
STERLING VISION OF CONCORD MILLS, INC.
STERLING VISION OF JAMESTOWN MALL, INC.
STERLING VISION OF ORLANDO, INC.
STERLING VISION OF BEAVER DAM, INC.
STERLING VISION OF APPLETON, INC.
STERLING VISION OF COLUMBIA MALL, INC.
STERLING VISION OF 794 LEXINGTON, INC.
INSIGHT LASER CENTERS OF BAY TERRACE, INC.
STERLING VISION OF SEACLIFF VILLAGE, INC.
STERLING VISION OF MONTGOMERY MALL, INC.
INSIGHT LASER CENTERS OF KING OF PRUSSIA, INC.
STERLING VISION OF ANNAPOLIS, INC.
STERLING VISION OF APACHE, INC.
STERLING VISION OF MAMARONECK, INC.